Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

     I, Carl E. Vogel, the Chief Executive Officer of CC V Holdings, LLC and CC V Holdings Finance, Inc. (collectively, the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl E. Vogel
Carl E. Vogel
Chief Executive Officer August 13, 2004